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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  March 21, 1997



                          APACHE MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                           000-20805                          23-2476415
(State or other jurisdiction of         (Commission File Number)               (I.R.S. Employer
 incorporation or organization)                                               Identification No.)

                 1650 Tysons Boulevard, McLean, Virginia  22102
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code  (703) 847-1400

                                      None

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         (Former name or former address, if changed since last report.)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)     Previous Independent Accountants

                 (i) On February 14, 1997, APACHE Medical Systems, Inc. (the "Company") notified KPMG Peat Marwick LLP ("KPMG") of its intention to replace KPMG as its principal accountants, effective upon the completion of KPMG's audit of the Company's financial statements for the 1996 fiscal year. The action was recommended by the Company's Audit Committee and was approved by the Company's Board of Directors. The Company replaced KPMG after reviewing proposals from other major accounting firms. KPMG's audit of the Company's financial statements for the 1996 fiscal year was completed, and KPMG's engagement as the Company's principal accountants was terminated, on
                          March 21, 1997.

                 (ii) KPMG's reports on the Company's financial statements for the 1995 and 1996 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principals.

                 (iii) During the 1995 and 1996 fiscal years and the subsequent interim period from January 1, 1997 to March 21, 1997, (A) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and (B) there were no reportable events as described in Item 304 of Regulation S-K.

                 (iv) The Company provided KPMG with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and has requested that KPMG furnish it with the letter described in
                          Item 304(a)(3) of Regulation S-K. A copy of the letter from KPMG to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16.1 hereto.

         (b)     New Independent Accountants

                 (i) The Company has engaged Arthur Andersen LLP ("Arthur Andersen") as the Company's principal accountants to audit the Company's financial statements as of and for the year ending December 31, 1997. The action was recommended by the Company's Audit Committee and approved by the Company's Board of Directors and will be submitted to the Company's stockholders for ratification at the Company's 1997 Annual Meeting of Stockholders. Neither the Company nor anyone on its behalf has consulted with Arthur Andersen regarding
                          (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (B) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)
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                          of Regulation S-K) or a reportable event (as
                          described in Item 304(a)(1)(v) of Regulation S-K).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements and Exhibits.

                 Not Applicable.

         (b)     Exhibits.

                 The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  APACHE MEDICAL SYSTEMS, INC.


Date:  March 28, 1997             By: /s/  Brion D. Umidi
                                     -----------------------------------------
                                          Brion D. Umidi
                                          Vice President, Finance and
                                          Administration Treasurer and Chief
                                          Financial Officer





                                      S-1
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                          APACHE MEDICAL SYSTEMS, INC.

                        EXHIBIT INDEX TO FORM 8-K REPORT

Exhibit          Description
-------          -----------

16.1             Letter from KPMG Peat Marwick LLP dated March 28, 1997.





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